UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 7, 2005

FAVRILLE, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-51134	33-0892797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10421 PACIFIC CENTER COURT, SUITE 150
SAN DIEGO, CALIFORNIA		92121
(Address of Principal Executive Offices)		(Zip Code)

(858) 526-8000
(Registrants telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure.

As previously announced in Favrille, Inc.’s June 2, 2005 press release, Favrille will be presenting data at the International Conference on Malignant Lymphoma in Lugano, Switzerland, which identifies the prognostic factors for time to disease progression in patients participating in the Company’s Phase II clinical trial evaluating its lead product candidate, FavId®, following Rituxan® for the treatment of follicular B-cell non-Hodgkin’s lymphoma,.

The poster is to be presented on Friday, June 10, 2005, during Poster Session II at Marquee Parco Ciani in Lugano, Switzerland beginning at 7:30 a.m. local time.  The poster will also be available on the Investor Relations section of the Company’s website at www.favrille.com on June 10th and archived for 30 days.

Item 9.01.  Financial Statements and Exhibits.

(c)          Exhibits

Exhibit No.	Description
99.1	Poster Presentation by Favrille, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAVRILLE, INC.

	By:	/s/ Tamara A. Seymour
Date: June 7, 2005	Tamara A. Seymour
Chief Financial Officer

INDEX TO EXHIBITS

99.1	Poster Presentation by Favrille, Inc.